Exhibit 99.1 2 65 86 246 198 47 237 155 33 NASDAQ GLOBAL: NWFL 66 145 185 147 97 81 209 218 221 2026 Annual Shareholders’ Virtual Meeting 241 231 217 245 156 170 40 171 117 229 87 96 149 A P R I L 2 8 , 2 0 2 6 92 148 Additional Colors

Forward -looking Statements and Additional Information 2 65 86 246 This presentation contains forward-looking statements within the meaning of the federal securities laws that are made by Norwood Financial Corp (“Norwood”). All statements other than statements of historical 198 fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectations of Norwood and members of its board of directors and senior 47 management teams. Investors and security holders are cautioned that such statements are predictions, and are not guarantees of future performance. Actual events or results may differ materially. Expected financial results or other plans are subject to a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many 237 instances, beyond Norwood’s control. 155 Additional risks and uncertainties may include, but are not limited to, the risk that expected cost savings, revenue synergies and other financial benefits from the recently completed merger with PB Bankshares, 33 Inc. (“PB Bankshares”) may not be realized or take longer than expected to realize; the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the integration of PB Bankshares’ business and operations with those of Norwood may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to 66 Norwood’s existing businesses; the anticipated cost savings and other synergies of the merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other 145 relationships relating to the merger may be greater than expected; the ability to achieve anticipated merger-related operational efficiencies; the ability to enhance revenue through increased market penetration, 185 expanded lending capacity and product offerings; changes in monetary and fiscal policies of the Federal Reserve Board and the U. S. Government, particularly related to changes in interest rates; changes in general economic conditions, especially the effects of current fluctuations in tariff policies, impacts of workforce deportations, the proliferation of legal actions challenging government policies, and substantial 147 reductions in force of government and non-government organization employees, all of which may put pressure on supply chains and exacerbate market volatility; occurrence of natural or man-made disasters or 97 calamities, including health emergencies, the spread of infectious diseases, pandemics or outbreaks of hostilities, or the effects of climate change, and the ability of Norwood and its customers to deal effectively 81 with disruptions caused by the foregoing; legislative or regulatory changes; downturn in demand for loan, deposit and other financial services in our market area; increased competition from other banks and non- bank providers of financial services; technological changes and increased technology-related costs; and changes in accounting principles, or the application of generally accepted accounting principles. 209 218 For further information regarding these risks and uncertainties and additional factors that could cause results to differ materially from those contained in the forward-looking statements, see the forward-looking 221 statement disclosure contained in the Annual Report on Form 10-K for the year ended December 31, 2025, as well as the other documents subsequently filed by Norwood with the Securities and Exchange Commission (www.sec.gov). Due to these and other possible uncertainties and risks, Norwood can give no assurance that the results contemplated in the forward-looking statements will be realized, and readers 241 are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Forward-looking statements are based on information currently available to Norwood, and Norwood 231 assumes no obligation and disclaim any intent to update any such forward-looking statements. All forward-looking statements, express or implied, included in the presentation are qualified in their entirety by this 217 cautionary statement. NON-GAAP FINANCIAL MEASURES 245 In addition to results presented in accordance with GAAP, this presentation includes certain non-GAAP financial measures. Norwood believes these non-GAAP financial measures provide additional information 156 that is useful to investors in helping to understand underlying financial performance and condition and trends of Norwood. 170 Non-GAAP financial measures have inherent limitations. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, non- 40 GAAP measures are used as comparative tools, together with GAAP measures, to assist in the evaluation of operating performance or financial condition. These measures are also calculated using the appropriate 171 GAAP or regulatory components in their entirety and are computed in a manner intended to facilitate consistent period-to-period comparisons. Norwood’s method of calculating these non-GAAP measures may 117 differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute or an alternative for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements. Numbers in this presentation may not sum due to rounding. 229 Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial 87 measure, can be found in this presentation. 96 149 92 N O R W O O D F I N A N C I A L C O R P 2 148 N A S D A Q G L O B A L : N W F L Additional Colors

Agenda 2 65 86 246 198 47 Introduction and Overview 237 155 33 66 Investment Strategy- Strength. Security. Stability. 145 185 147 97 81 Financial Results 209 E V E R Y D A Y 218 221 241 Employee Recognition 231 217 245 156 170 Final Thoughts 40 171 117 229 87 96 149 92 N O R W O O D F I N A N C I A L C O R P 3 148 N A S D A Q G L O B A L : N W F L Additional Colors

Growing and Fortifying Our 155 -year -old Community Bank with 2 65 Presence Bank 86 246 Growing Our Branch Footprint Fortifying Our Financial Position 198 47 Cooperstown 237 33 2 13 NWFL Honesdale, PA 155 $2.9B Oneonta Offices States Counties NASDAQ Headquarters 33 Total Assets 66 145 185 1871 310 4.2% Honesdale $2.2B Founded Employees Dividend 147 97 Milford Yield Scranton Total Gross Loans 81 209 NY Stroudsburg 218 Geneva Rejoined the Russell 2000 $2.4B 221 Index in 2023 Total Deposits 241 231 217 $284M 245 156 Total Equity 170 PA 40 Acquired 171 NJ Presence Bank 117 Branches $334M 229 $1B - $5B Market Cap 87 in Asset Size 96 149 Note: Financials as of March 31, 2026; Market cap and dividend yield data as of April 23, 2026 92 N O R W O O D F I N A N C I A L C O R P Source: S&P Capital IQ Pro 148 N A S D A Q G L O B A L : N W F L Additional Colors

Strength. Security. Stability. 2 65 86 Key Tenets for Success 246 198 47 Customers Employees Community Shareholders 237 155 33 Unified brand: Consolidated Wayne Bank, the Bank of Cooperstown, Bank of the Finger Lakes, 66 and Presence Bank (in April 2026) under single Wayne Bank brand 145 150+ Years in Business 185 Committed to the same community banking mission and core values instated upon our founding in 1871 147 97 81 Focused on achieving above-peer performance targets bolstered by our competitive strength in markets of operation 209 218 Rewarding Shareholders Repositioned the balance sheet to improve performance in 2025, 2026, and beyond 221 Record of 32 consecutive years of increasing cash dividends 241 231 217 Consistent record of organic growth bolstered by four successful acquisitions between 2011 and 2026, including Presence Bank 245 Growth & Expansion 156 Focused on expanding fee income lines such as wealth / trust, mortgage and treasury 170 management services 40 171 Mission Statement: “To help our customers and communities build strong financial futures, so that every 117 day, every year, every generation is better than the last.” 229 A Community Pillar The Bank and its employees are key contributors to several local charities 87 96 Focused on small business and local relationships 149 92 N O R W O O D F I N A N C I A L C O R P 5 148 N A S D A Q G L O B A L : N W F L Additional Colors

2025 Financial Results 2 65 86 1 246 1 Adjusted Earnings Per Share Adjusted Net Income ($M) 198 47 237 155 33 66 145 185 $3.58 $29.2 $28.8 $3.11 $3.04 $24.9 147 $2.07 97 $1.93 $16.8 $15.6 81 209 218 2021 2022 2023 2024 2025 2021 2022 2023 2024 2025 221 241 231 217 245 Adjusted net income increased Return on Average Tangible Benefiting from capital raise Capital continues to improve 156 85%, or $1.18 per share, on Common Equity improved that was completed in due to 2024 equity offering 170 successful execution of our to 14.53%, an increase of December 2024 to support and market value adjustments 40 strategic priorities, disciplined 456 bps year-over-year our long-term strategy and on our investment portfolio 171 117 balance sheet management, and reposition our investment stronger core earnings portfolio to improve our yield 229 87 momentum 96 149 Note: Financials as of December 31, 2025 and does not include Presence Bank acquisition; 92 N O R W O O D F I N A N C I A L C O R P 1 Adjusted results are Non-GAAP. Please see “Non-GAAP Financial Measures” for a reconciliation of all non-GAAP financial measures. 6 148 N A S D A Q G L O B A L : N W F L Additional Colors

Key Performance Indicators: Performance Ratios / Balance Sheet 2 65 86 1 246 Adjusted Return on Assets Total Assets ($B) 198 47 237 155 33 66 145 1.43% 185 $2.43 1.24% 1.21% $2.32 147 $2.20 0.79% 97 0.69% $2.07 81 $2.05 209 218 2021 2022 2023 2024 2025 2021 2022 2023 2024 2025 221 241 231 1 Adjusted Return on Tangible Equity 217 • Returns increased as • Total Loans • Deposits increased 245 our portfolio increased $139 $220 million in 2025 156 repositioning improved million in 2024 170 • $103 million performance • $42 million increase increase 19.30% 40 • Total assets improved in Retail Loans in time deposits 14.55% 14.53% 171 11.71% 117 9.97% 4.7% to $2.43 billion • $18 million increase • Non-interest 229 in Commercial bearing DDA up 10% 87 Loans during 2025 2021 2022 2023 2024 2025 96 149 Note: Financials as of December 31, 2025 and does not include Presence Bank acquisition; 92 N O R W O O D F I N A N C I A L C O R P 1 Adjusted results are Non-GAAP. Please see “Non-GAAP Financial Measures” for a reconciliation of all non-GAAP financial measures. 7 148 N A S D A Q G L O B A L : N W F L Additional Colors

Net Interest Margin 2 65 86 246 Quarterly Net Interest Margin Annual Net Interest Margin 198 47 237 155 33 66 145 185 3.63% 3.60% 3.50% 3.53% 3.49% 3.43% 3.30% 3.06% 2.97% 147 97 81 209 218 2021 2022 2023 2024 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2025 221 241 231 Efficiency Ratio 217 (Operating Expenses / Total Revenue) • Net interest margin increased 52 basis points in 2025, with second-half higher than the first-half as deposits increased and 245 156 interest rate movement was favorable 170 • Our Efficiency Ratio decreased in 2025 due to improved interest 40 171 0.68 income, attributable to the portfolio repositioning completed in 0.56 117 0.55 0.52 0.52 December 2024 229 87 96 2021 2022 2023 2024 2025 149 Note: Financials as of December 31, 2025 and does not include Presence Bank acquisition; 92 N O R W O O D F I N A N C I A L C O R P 1 Adjusted results are Non-GAAP. Please see “Non-GAAP Financial Measures” for a reconciliation of all non-GAAP financial measures. 8 148 N A S D A Q G L O B A L : N W F L Additional Colors

Dividend Payout 2 65 86 246 Dividend Per Share 198 47 237 155 33 Increased cash dividend 66 145 3.33% in the fourth 185 quarter of 2025 147 97 81 209 Dividend yield 4.2% 218 221 (as of 4/23/2026) $1.24 241 $1.20 231 217 $1.16 $1.12 34 consecutive years 245 156 of annual dividend $1.04 170 increases 40 171 117 229 2021 2022 2023 2024 2025 87 96 149 92 N O R W O O D F I N A N C I A L C O R P 9 148 N A S D A Q G L O B A L : N W F L Additional Colors

Capital Strength 2 65 86 246 Operating Expenses to 198 47 Average Assets (Q4 2025) • We remain a well-capitalized bank after repositioning 237 155 the portfolio for improved future performance 33 66• In 2021, program announced to buy back up to 5% 145 of outstanding shares; in 2025, over 10,000 shares 2.50% 185 2.31% 2.07% of stock were repurchased 147 97 81 • Our capital base remains above “Well-Capitalized” 209 targets which provides strength and stability NWFL National Peer Banks Local Peer Banks 218 221 241 231 217 Total Risk-Based Capital 13.66% 13.58% 13.45% 13.41% 13.06% 245 156 170 Well Capitalized 40 Minimum = 10% 171 117 229 87 96 2021 2022 2023 2024 2025 149 92 N O R W O O D F I N A N C I A L C O R P 10 148 N A S D A Q G L O B A L : N W F L Additional Colors

Q1 2026 Summary 2 65 86 246 Selected Financial Highlights (all comps Y/Y) Key Messages 198 47 237 155 The team began 2026 with strong performance, 33 $24.6M 3.04% including record net interest income, extending the 1 1 Net Interest Income Net Interest Spread (fte) 66 momentum we are building towards a bright future 145 +43 bps +38% 185 Strong financial position and credit quality drove 147 97 performance by improving margins, increasing $11.4M 81 2 3.68% profitability, and growing assets Adjusted Pre Provision 1 Net Interest Margin (fte) 1 209 Net Revenue 218 +38 bps Presence Bank integration progressing as planned, +41% 221 expanding our geographic presence, increasing our 241 3 asset base, and strengthening our team to better 231 217 $0.72 $7.8M serve our communities 1 1 Adjusted Net Income Adjusted Diluted EPS 245 Well positioned to continue building momentum in +35% +14% 156 170 2026, through strategic priorities to create a stronger 4 organization with ingrained high-performance culture 40 171 1.10% 12.65% 117 Adjusted Return on Adjusted Return on 1 1 229 Average Assets Tangible Equity Our employees continue to live out our values, making 87 5 us and our communities Every Day Better +9 bps +25 bps 96 149 92 N O R W O O D F I N A N C I A L C O R P 1 See appendix for Non-GAAP reconciliation 11 148 N A S D A Q G L O B A L : N W F L Additional Colors

2 65 86 246 198 47 237 155 33 66 145 185 147 97 81 Employee and Board of 209 218 Director Recognition 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 148 Additional Colors

Employee Recognition Team Wayne Day and Employee Recognition 2 65 86 246 Team Wayne Day Promotions & New Hires 198 47 Years of Service Awards: Nancy Hart (47 years), Barbara Ridd (45 years), Kayla Dixon, Vice President and Business Intelligence Manager, Business Karen Gasper (25 years), Diane Scullion (20 years), and Sheryl Crandall (20 years) Intelligence Division (New Division) 237 155 Bold Award: Joanne Rivera Ortiz, Personal Banker from Liberty, NY Mike Rollison, Senior Vice President and Commercial Loan Team Leader 33 Enthusiasm Award: Lindsey Bayly, Human Resources Generalist Deb Kennedy, Senior Vice President and PA Retail Banking Market Manager 66 Teamwork Award: Doug Atherton, Vice President and Monroe County Alison Menotti, Vice President, and Loan Operations Manager 145 Regional Manager 185 Fred Malloy, Senior Vice President and Controller Trust Award: Katy Doan, Penn Yan Community Office Manager 147 Joseph D. Moran, Vice President and Commercial Loan Officer 97 Education Award: Tiffany Dzwieleski, Mortgage Loan Officer 81 Matthew B. Schuermann, Vice President and Mortgage Loan Originator Resilience Award: Jennifer Hooks, Forty Fort Head Teller 209 Donald Sutton, Vice President and Information Technology Manager 218 221 Alexandra Treslar, Assistant Vice President and Business Development Officer Community Recognition Ryan Ehrhardt, Commercial Loan Officer 241 John Karavis, Commercial Loan Officer, Rotarian of the Year by Rotary 231 District 7410 Valerie A. O’Hare, Corporate Training Manager 217 Deborah Kennedy, Senior Vice President and PA Retail Banking Market Manager, 245 Top 30 Over 50 by Happenings Magazine 156 170 Ronald Schmalzle, Director, Pike County Chamber of Commerce’s Davis R. Chant Retirements Lifetime Achievement Award 40 Nancy Hart, Vice President, Controller, and Director of Operations, 47 years 171 Our Bank was honored as a 2025 Official Community’s Choice Award, Best Bank 117 in the Poconos Scott White, President of Bank of Cooperstown, 18 years 229 Laurie Bishop, Assistant Community Office Manager, 50 years 87 Jill Hessling, Regional Manager, 30 years 96 Diane Scullion, Electronic Banking Service Representative, 21 years 149 92 N O R W O O D F I N A N C I A L C O R P Barb Varrone, Deposit Operations Specialist, 19 years 13 148 N A S D A Q G L O B A L : N W F L Additional Colors

Strong, Committed and Qualified Board of Directors 2 65 86 Dr. Andrew A. Forte Alexandra K. Nolan 246 Board Skills President of Forte, Inc. Former Editorial Finance Manager of 198 Chairman of the Board Time Warner’s LIFE Magazine 47 Audit and Nominating Committees Compensation and Nominating Committee Business Management 237 Kevin M. Lamont* 155 Ronald R. Schmalzle 33 President of Lamont Development Company, Inc Financial Background President, Co-Owner and General Manager of Vice Chairman of the Board Recreation Management Corp 66 Compensation and Nominating Committees 145 Board Leadership 185 Dr. Kenneth A. Phillips* James Shook 147 Retired Optometrist President and Owner of Lake Region Supermarket Executive Management 97 Audit Committee Wealth Management Committee 81 Corporate Governance 209 Jeffrey Gifford* Spencer J. Andress & Oversight 218 President and Chief Executive Officer of Founder and President of Comprehensive 221 The Birkett Mills Planners, LTD Audit and Compensation Committees Audit Committee Local Economy Knowledge 241 231 Meg L. Hungerford 217 Joseph W. Carroll School Business Manager for the Walton, Local Business Opportunities Retired, Private Law Practice New York, Central School District Wealth Management Committee 245 Audit Committee Total Insider Beneficial Shares: 888,821 156 Total Beneficial Shares do not include exercisable 170 Ralph A. Matergia, Esq. Lewis J. Critelli options or unvested restricted stock. Founding Partner of Matergia and Dunn Law Firm Retired President and Chief Executive 40 Board Attributes Audit, Compensation, and Officer of Norwood Financial Corp 171 ~65 ~9.5 ~86% Nominating Committees Chairman Emeritus 117 Years Years (12 of 14) 229 Average Average Independent Marissa Nacinovich, D.M.D. James O. Donelly 87 Full Partner of Zefran Dental Group President and Chief Executive Officer of 96 Age Tenure Audit Committee Norwood Financial Corp 149 92 N O R W O O D F I N A N C I A L C O R P * Directors nominated for election during 2026 annual meeting 14 148 N A S D A Q G L O B A L : N W F L Additional Colors

2 65 86 246 198 47 237 155 33 66 145 185 147 97 81 209 218 Thank You 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 148 Additional Colors

2 65 86 246 198 47 237 155 33 66 145 185 147 97 81 209 APPENDIX 218 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 148 Additional Colors

Non -GAAP Financial Measures 2 Adjustments for Merger -Related Expenses and BOLI Restructuring Fee 65 86 246 198 47 237 155 33 66 145 185 147 97 81 209 218 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 N O R W O O D F I N A N C I A L C O R P 148 N A S D A Q G L O B A L : N W F L Additional Colors

Non -GAAP Financial Measures 2 Adjustments for Merger -Related Expenses and BOLI Restructuring Fee 65 86 246 198 47 237 155 33 66 145 185 147 97 81 209 218 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 N O R W O O D F I N A N C I A L C O R P 148 N A S D A Q G L O B A L : N W F L Additional Colors

Non -GAAP Financial Measures 2 Adjustments for Merger -Related Expenses and BOLI Restructuring Fee 65 86 246 198 47 237 155 33 66 145 185 147 97 81 209 218 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 N O R W O O D F I N A N C I A L C O R P 148 N A S D A Q G L O B A L : N W F L Additional Colors

Non -GAAP Financial Measures 2 Adjustments for Merger -Related Expenses and BOLI Restructuring Fee 65 86 246 198 47 237 155 33 66 145 185 147 97 81 209 218 221 241 231 217 245 156 170 40 171 117 229 87 96 149 92 N O R W O O D F I N A N C I A L C O R P 148 N A S D A Q G L O B A L : N W F L Additional Colors